Exhibit 10.4(b)

Second Amendment To

Commercial Lease Agreement

(Originally effective March 1, 1996)

        This Amendment is made by and among 1845 Tenants In Common (successor to Windy Hill Exchange, L.L.C.) (hereinafter called “Landlord”) and American Safety Insurance Services, Inc. (Formerly known as Environmental Management Insurance Services, Inc Synergy Insurance Services, Inc.)(hereinafter called Tenant”).

1.

Landlord hereby leases and rents to Tennant and Tennant hereby leases and takes upon the terms and conditions of that certain Commercial Lease Agreement originally effective March 1, 1996 between the parties hereto (hereinafter called the “Lease”) 18,706 square feet (“the Premises”) of office space located on the second floor of 1845 The Exchange, Atlanta, Cobb County, Georgia 30339 (“the Building”). The Premises shall be leased pursuant to the terms of the Lease.

2.	The Lease is hereby renewed for a term of (5) years beginning March 1, 2001 and expiring February 28, 2006.

3.

Tenant agrees to add the Premises described above, the additional office space in the Building currently known as Suite 115 (comprising 1,550 square feet) and Suite 120 (comprising 1,405 square feet), and Suite 160 (comprising of 1,230 square feet) when such space is available for occupancy. Tennant shall be liable for the cost of any improvements to these additional premises.

4.	The base rental rates shown on Exhibit “A” shall be applicable to the renewal of the Lease as provided herein.

This Amendment is entered into, under seal, as March 1, 2001.

                                            1845 TENANTS IN COMMON
                                            By: /s/ Lloyd A. Fox
                                            Agent

                                            AMERICAN SAFETY INSURANCE SERVICES, INC.
                                            By: /s/ David Brueggen
                                            Director

EXHIBIT “A”

BASE RENTAL RATE

------------------------------------- ----------------------------------- -----------------------------------
                YEAR                          MINIMUM BASE RATE                  ANNUAL BASE RENT($)
------------------------------------- ----------------------------------- -----------------------------------
3/1/2001 - 2/28/2002                  $18.35/square feet                  343,255.10
------------------------------------- ----------------------------------- -----------------------------------
3/1/2002 - 2/28/2003                  $19.08/square feet                  356,910.48
------------------------------------- ----------------------------------- -----------------------------------
3/1/2003 - 2/28/2004                  $19.84/square feet                  371,127.04
------------------------------------- ----------------------------------- -----------------------------------
3/1/2004 - 2/28/2005                  $20.64/square feet                  386,091.84
------------------------------------- ----------------------------------- -----------------------------------
3/1/2005-2/28/2006                    $21.46/square feet                  401,430.76
------------------------------------- ----------------------------------- -----------------------------------
1.	Based on 18,706 square feet leased upon renewal. Plus adjustments per paragraph 10 (Tax and Insurance Escalation) and 43 (CPI Escalation).

2.	Any additional space required to be taken by Tenant upon becoming available will be added to the Lease at the then current lease rate under the Lease